UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  August 15, 2007



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of Incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS:  APPROVAL OF NEW SHARE REPURCHASE PROGRAM

      In a press release issued on August 15, 2007, Jones Lang LaSalle Incorporated announced that its Board of Directors has authorized a new share repurchase program under which the Company may repurchase up to 2,000,000 shares of its common stock. This is in addition to the 208,000 shares that remain authorized to be repurchased under a program that was previously established in September, 2005.

      The authorization for the new program allows for purchases in the open market and in privately negotiated transactions. The repurchase of shares is intended primarily to offset dilution resulting from both restricted stock and stock option grants made under the Company's existing employee compensation plans.

      The new share repurchase program may be limited or terminated at any time without prior notice. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate requirements and market conditions.

      A copy of the press release announcing the approval of the new share repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on August 15, 2007 announcing the approval of a new share repurchase program.

                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 15, 2007        JONES LANG LASALLE INCORPORATED



                              By:   /s/ Mark J. Ohringer
                                    ----------------------------------
                                    Name:   Mark J. Ohringer
                                    Title:  Executive Vice President,
                                            Global General Counsel and
                                            Corporate Secretary

                                EXHIBIT INDEX
                                -------------



Exhibit 99.1.     Press Release Dated August 15, 2007